UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   May 19, 2003

                       TOYS “R” US, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11609	22-3260693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

461 From Road, Paramus, New Jersey	07652
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (201) 262-7800

(Former name or former address, if changed since last report)

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibits.

99.1
Press Release of Toys R” Us, Inc. dated May 19, 2003

Item 9.		Regulation FD Disclosure. (In accordance with SEC instructions, the following information is being furnished under “Item 12- Results of Operations and Financial Condition.”)

On May 19, 2003, Toys “R” Us, Inc issued a press release announcing the results of its first quarter ended May 3, 2003. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYS “R” US, INC.
(Registrant)

DATE May 19, 2003	BY /s/ Louis Lipschitz
Louis Lipschitz
Executive Vice President and Chief Financial Officer